Exhibit 10.24

Certain information, as identified by [***], has been excluded from this agreement because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT NO. 5 to CREDIT AND SECURITY AGREEMENT (TERM LOAN)

This AMENDMENT No. 5 TO CREDIT AND SECURITY AGREEMENT (TERM LOAN) (this “Agreement”) is made as of the 1st day of November, 2024, by and among AKOYA BIOSCIENCES, INC., a Delaware corporation (“Borrower”), MidCap FINANCIAL Trust, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the Lenders (as defined in the Credit Agreement referenced below) party hereto.

RECITALS

A.Agent, Lenders and Borrower have entered into that certain Credit and Security Agreement (Term Loan), dated as of October 27, 2020 (as amended by that certain Amendment No. 1 to Credit and Security Agreement (Term Loan), dated as of March 21, 2022, as amended by that certain Amendment No. 2 to Credit and Security Agreement (Term Loan), dated as of June 1, 2022, as amended by that certain Amendment No. 3 to Credit and Security Agreement (Term Loan), dated as of November 7, 2022, as amended by that certain Amendment No. 4 to Credit and Security Agreement (Term Loan), dated as of July 31, 2024 and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.Borrower has requested that Agent and Lenders amend certain provisions of the Existing Credit Agreement to, among other things, amend certain financial covenants.

C.Agent and the Lenders party hereto have agreed, on and subject to the terms and conditions set forth in this Agreement, to amend the Existing Credit Agreement to, among other things, accommodate the Borrowers’ requests set forth in such Recitals.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, the Lenders party hereto and Borrower hereby agree as follows:

1.Recitals.  This Agreement shall constitute a Financing Document and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.Amendments to the Existing Credit Agreement.  Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows, which amendments to the Existing Credit Agreement shall be deemed to be effective as of September 30, 2024:

(a)Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definition in alphabetical order therein:

“Daily Cash Reporting Trigger Event” means Borrower Unrestricted Cash is less than $[***] at any time.

“Fifth Amendment” means that certain Amendment No. 5 to Credit and Security Agreement (Term Loan), dated as of the Fifth Amendment Effective Date, by and among Borrower, Agent and the Lenders party thereto.

“Fifth Amendment Effective Date” means November 1, 2024.

(b)The definition of “Defined Period” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated as follows:

“Defined Period” means for any given calendar month, the immediately preceding twelve (12) month period ending on the last day of such calendar month.

(c)Section 4.1(e) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(e)(i) prior to the occurrence of a Daily Cash Reporting Trigger Event, on the last Business Day of each calendar week, Borrowers shall deliver to Agent a written report specifying Borrower Unrestricted Cash as of the close of business on such date and (ii) on and after the occurrence of a Daily Cash Reporting Trigger Event, Borrowers shall deliver to Agent a written report specifying Borrower Unrestricted Cash as of the close of business on each Business Day. Without limiting the foregoing, Credit Parties agree, upon written request of Agent (and in any event within five (5) Business Days thereof) to provide Agent with “view access” to allow Agent to view the balances of Credit Parties’ Deposit Account and Securities Accounts.”

(d)Section 4.1(i) of the Existing Credit Agreement is hereby amended to add the following proviso at the end thereof:

“provided, however, that the Compliance Certificate for the Defined Period ended September 30, 2024, shall be due no later than the Business Day immediately following the Fifth Amendment Effective Date;”

(e)Section 4.1 of the Existing Credit Agreement is hereby amended to (i) renumber the existing subsections (k) and (l) as subsections (l) and (m), respectively, and (ii) add the following as a new subsection (k) in the appropriate alphabetical order therein:

“(k) Borrower shall host periodic telephonic conference calls at a mutually convenient time with Agent, Borrower and Borrower’s investment banker (which the Lenders shall be permitted to attend) to discuss matters related to Borrower’s financial performance, cash flow, and the status of any ongoing efforts to consummate a sale of the Borrower or substantially all of its assets and such other similar matters as Agent may request from time to time; and”

(f)Section 6.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 6.1Minimum Net Revenue.  Commencing with the Defined Period ending March 31, 2025, and for each Defined Period thereafter, Borrowers shall not permit its consolidated Net Revenue for any applicable Defined Period, as tested monthly on the last day of the applicable Defined Period, to be less than the Minimum Net Revenue Threshold for such Defined Period.”

(g)Article 6 of the Existing Credit Agreement is hereby amended to (i) renumber the existing Section 6.2 in the Existing Credit Agreement as “Section 6.3” and (ii) add the following as a new Section 6.2 in the appropriate numerical order therein:

“Section 6.2Minimum Cash.  Commencing on the Fifth Amendment Effective Date and at all times thereafter, the Borrower shall not permit Borrower Unrestricted Cash to be less than $[***] at any time.”

(h)Schedule 2.1 to the Existing Credit Agreement is hereby amended by deleting such schedule in its entirety and replacing it with the Schedule 2.1 attached hereto as Annex A.

(i)Schedule 6.1 to the Existing Credit Agreement is hereby amended by deleting such schedule in its entirety and replacing it with the Schedule 6.1 attached hereto as Annex B.

(j)Exhibit B to the Existing Credit Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with the Exhibit B attached hereto as Annex C.

3.Representations and Warranties; Reaffirmation of Security Interest.  Borrower hereby (a) confirms that, assuming effectiveness of the amendment to Sections 4.1(i) and 6.1 of the Existing Credit Agreement set forth in Section 2 as of September 30, 2024, all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to Borrower as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date and (b) covenants to perform its respective obligations under the Credit Agreement. Borrower confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of Borrower, and are enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4.Conditions to Effectiveness.  This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:

(a)Agent shall have received (including by way of electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from Borrower, the Agent and the Lenders;

(b)Agent shall have received a duly executed copy of the Third Amended and Restated Fee Letter;

(c)Agent shall have received an updated Schedule 5.14;

(d)Agent shall have received a duly authorized, executed and delivered secretary’s certificate from Borrower certifying as to (i) the names and signatures of each officer of Borrower authorized to execute and deliver this Agreement and all documents executed in connection therewith, (ii) the organizational documents of Borrower attached to such certificate are complete and correct copies of such organizational documents as in effect on the date of such certification, (iii) the resolutions of Borrower’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Agreement and the other documents executed in connection therewith, and (iv) certificates attesting to the good standing of Borrower in its jurisdiction of organization;

(e)assuming effectiveness of the amendment to Sections 4.1(i) and 6.1 of the Existing Credit Agreement set forth in Section 2 as of September 30, 2024, all representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and

(f)assuming effectiveness of the amendment to Sections 4.1(i) and 6.1 of the Existing Credit Agreement set forth in Section 2 as of September 30, 2024, immediately prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents.

5.Post-Closing Obligation.  By the date that is fifteen (15) days after the Fifth Amendment Effective Date (or such later date as Agent may agree, in its sole discretion) Borrower shall deliver to Agent an updated Perfection Certificate, in form and substance reasonably satisfactory to Agent. Borrower hereby agrees that failure to comply with the requirements set forth in this Section 5 shall constitute an immediate and automatic Event of Default.

6.Releases.  In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts, whether or not now known, existing before the date hereof. Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

7.No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default (other than any Defaults or Events of Default under Sections 4.1(i) and 6.1 of the Existing Credit Agreement which may have existed had the amendments set forth in Section 2 not been effective as of September 30, 2024) under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

8.Affirmation.  Except as specifically amended pursuant to the terms hereof, Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

9.Miscellaneous.

(a)Reference to the Effect on the Credit Agreement.  Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as modified by this Agreement. Except as specifically set forth above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.

(b)GOVERNING LAW.  THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

(c)WAIVER OF JURY TRIAL.  BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(d)Incorporation of Credit Agreement Provisions.  The provisions contained in Section 11.6 (Indemnification), and Section 12.8(b) (Submission to Jurisdiction) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(e)Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.

(g)Entire Agreement.  This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h)Severability.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i) Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST,
as Agent

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	MIDCAP FUNDING V TRUST,

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	MIDCAP FUNDING XIII TRUST,

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	ELM 2020-3 TRUST

	By:	MidCap Financial Services Capital
Management, LLC, as Servicer

	By:	/s/ John O’Dea
	Name:	John O’Dea
	Title:	Authorized Signatory

LENDERS:	ELM 2020-4 TRUST

	By:	MidCap Financial Services Capital
Management, LLC, as Servicer

	By:	/s/ John O’Dea
	Name:	John O’Dea
	Title:	Authorized Signatory

LENDER:	MIDCAP FINANCIAL INVESTMENT CORPORATION (formerly known as Apollo Investment Corporation)

	By:	/s/ Kristin Hester
	Name:	Kristin Hester
	Title:	Chief Legal Officer

LENDER:	APOLLO ALSTER LENDING FUND (LUX) SCSP

an alternative investment fund in the form of a Luxembourg special limited partnership (societe en commandite speciale), acting through its managing general partner Alster Lending GP (Lux) S.ar.l. and represented by its delegate portfolio manager Apollo Alster Management, LLC

	By:	Apollo Alster Management, LLC, acting
through its sole member

	By:	Apollo Capital Management, L.P., acting
through its general partner

	By:	Apollo Capital Management GP, LLC

	By:	/s/ William Keusal
	Name:	William Keusal
	Title:	Authorized Signatory

LENDER:	NICOLA PD SMA I SPV LP

	By:	Apollo Capital Management, L.P.,
as Investment Manager

	By:	Apollo Capital Management GP, LLC,
its General Partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

BORROWER:	AKOYA BIOSCIENCES, INc.

	By:	/s/ Johnny Ek
	Name:	Johnny Ek
	Title:	Chief Financial Officer

Annex A

Schedule 2.1 - Amortization

Term Loan Tranche 1

Commencing on March 1, 2026 (the “Initial Amortization Start Date”) and continuing on the first day of each calendar month thereafter, Borrower shall pay to Agent as a principal payment on the Term Loan Tranche 1 an amount equal to the total principal amount of the Term Loan Tranche 1 made to Borrower divided by twenty-one (21), for a twenty-one (21) month straight-line amortization of equal monthly principal payments; provided that if the IO Extension Conditions have been satisfied, then the Initial Amortization Start Date shall be extended to December 1, 2026 (the “Extended Amortization Start Date”) and the principal payments to be made in respect of the Term Loan Tranche 1 shall be in an amount equal to the total principal amount of the Term Loan Tranche 1 made to Borrower divided by twelve (12), for a twelve (12) month straight-line amortization of equal monthly principal payments.

Term Loan Tranche 2

Commencing on the Initial Amortization Start Date and continuing on the first day of each calendar month thereafter, Borrower shall pay to Agent as a principal payment on the Term Loan Tranche 2 an amount equal to the total principal amount of the Term Loan Tranche 2 made to Borrower divided by twenty-one (21), for a twenty-one (21) month straight-line amortization of equal monthly principal payments; provided that if the IO Extension Conditions have been satisfied, then the Initial Amortization Start Date shall be extended to the Extended Amortization Start Date and the principal payments to be made in respect of the Term Loan Tranche 2 shall be in an amount equal to the total principal amount of the Term Loan Tranche 2 made to Borrower divided by twelve (12), for a twelve (12) month straight-line amortization of equal monthly principal payments.

Term Loan Tranche 3

Commencing on the Initial Amortization Start Date and continuing on the first day of each calendar month thereafter, Borrower shall pay to Agent as a principal payment on the Term Loan Tranche 3 an amount equal to the total principal amount of the Term Loan Tranche 3 made to Borrower divided by twenty-one (21), for a twenty-one (21) month straight-line amortization of equal monthly principal payments; provided that if the IO Extension Conditions have been satisfied, then the Initial Amortization Start Date shall be extended to the Extended Amortization Start Date and the principal payments to be made in respect of the Term Loan Tranche 3 shall be in an amount equal to the total principal amount of the Term Loan Tranche 3 made to Borrower divided by twelve (12), for a twelve (12) month straight-line amortization of equal monthly principal payments.

Term Loan Tranche 4

Commencing on the Initial Amortization Start Date and continuing on the first day of each calendar month thereafter, Borrower shall pay to Agent as a principal payment on the Term Loan Tranche 4 an amount equal to the total principal amount of the Term Loan Tranche 4 made to Borrower divided by twenty-one (21), for a twenty-one (21) month straight-line amortization of equal monthly principal payments; provided that if the IO Extension Conditions have been satisfied, then the Initial Amortization Start Date shall be extended to the Extended Amortization Start Date and the principal payments to be made in respect of the Term Loan Tranche 4 shall be in an amount equal to the total principal amount of the Term Loan Tranche 4 made to Borrower divided by twelve (12), for a twelve (12) month straight-line amortization of equal monthly principal payments.

Term Loan Tranche 5

Commencing on the Initial Amortization Start Date and continuing on the first day of each calendar month thereafter, Borrower shall pay to Agent as a principal payment on the Term Loan Tranche 5 an amount equal to the total principal amount of the Term Loan Tranche 5 made to Borrower divided by twenty-one (21), for a twenty-one (21) month straight-line amortization of equal monthly principal payments; provided that if the IO Extension Conditions have been satisfied, then the Initial Amortization Start Date shall be extended to the Extended Amortization Start Date and the principal payments to be made in respect of the Term Loan Tranche 5 shall be in an amount equal to the total principal amount of the Term Loan Tranche 5 made to Borrower divided by twelve (12), for a twelve (12) month straight-line amortization of equal monthly principal payments.

Notwithstanding the foregoing, the entire remaining outstanding principal balance under the Term Loans shall mature and be due and payable upon the Termination Date.

For purposes hereof of this Schedule 2.1, the following terms shall have the following meanings:

“IO Extension Conditions” means satisfaction of each of the following conditions: (a) Borrower Representative has provided written notice to Agent at least five (5) Business Days prior to the Initial Amortization Start Date that it is electing to extend the amortization start date and certifying that the conditions set forth below in clauses (b) and (c) have been satisfied, (b) Borrower has delivered a Compliance Certificate to Agent pursuant to Section 4.1 demonstrating that Borrower is in compliance with the financial covenant set forth in Section 6.1 as of the most recently ended Defined Period, and (c) no Default or Event of Default has occurred and is continuing on the Initial Amortization Start Date.

Annex B

Schedule 6.1 – Minimum Net Revenue Schedule

Defined Period Ending	Minimum Net Revenue Threshold
March 31, 2025	[***]
April 30, 2025	[***]
May 31, 2025	[***]
June 30, 2025	[***]
July 31, 2025	[***]
August 31, 2025	[***]
September 30, 2025	[***]
October 31, 2025	[***]
November 30, 2025	[***]
December 31, 2025	[***]
January 31, 2026	[***]
February 28, 2026	[***]
March 31, 2026	[***]
April 30, 2026	[***]
May 31, 2026	[***]
June 30, 2026	[***]
July 31, 2026	[***]
August 31, 2026	[***]
September 30, 2026	[***]
October 31, 2026	[***]
November 30, 2026	[***]
December 31, 2026	[***]
January 31, 2027	[***]
February 28, 2027	[***]
March 31, 2027	[***]
April 30, 2027	[***]
May 31, 2027	[***]
June 30, 2027	[***]
July 31, 2027	[***]
August 31, 2027	[***]
September 30, 2027	[***]
October 31, 2027	[***]

Annex C

Exhibit B to Credit Agreement (Form of Compliance Certificate)

COMPLIANCE CERTIFICATE

This Compliance Certificate is given by                             , a Responsible Officer of                              (the “Borrower Representative”), pursuant to that certain Credit and Security Agreement (Term Loan) dated as of                             , 202      among the Borrower Representative,                 and any additional Borrower that may hereafter be added thereto (collectively, “Borrowers”), MidCap Financial Trust, individually as a Lender and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The undersigned Responsible Officer hereby certifies to Agent and Lenders that:

(a)the financial statements delivered with this certificate in accordance with Section 4.1 of the Credit Agreement fairly present in all material respects the results of operations and financial condition of Borrowers and their Consolidated Subsidiaries as of the dates and the accounting period covered by such financial statements;

(b)the representations and warranties of each Credit Party contained in the Financing Documents are true, correct and complete in all material respects on and as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date; provided, however, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

(c)I have reviewed the terms of the Credit Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of Borrowers and their Consolidated Subsidiaries during the accounting period covered by such financial statements, and such review has not disclosed the existence during or at the end of such accounting period, and I have no knowledge of the existences as of the date hereof, of any condition or event that constitutes a Default or Event of Default, except as set forth in Schedule 1 hereto, which includes a description of the nature and period of existence of such Default or an Event of Default and what action Borrowers have taken, are undertaking and propose to take with respect thereto;

(d)except as noted on Schedule 2 attached hereto, Schedule 9.2(b) to the Credit Agreement contains a complete and accurate list of all business locations of Borrowers and Guarantors and all names under which Borrowers and Guarantors currently conduct business and required to be disclosed pursuant to Article 9 of the Credit Agreement; Schedule 2 specifically notes any changes in the names under which any Borrower or Guarantors conduct business;

(e)except as noted on Schedule 3 attached hereto, the undersigned has no knowledge of (i) any federal or state tax liens having been filed against any Borrower, Guarantor or any Collateral, or (ii) any failure of any Borrower or any Guarantors to make required payments of withholding or other tax obligations of any Borrower or any Guarantors during the accounting period to which the attached statements pertain or any subsequent period that are required to be made in accordance with Section 4.2 of the Credit Agreement;

(f)except as noted on Schedule 4 attached hereto, or as the Borrower Representative may have notified Agent on any Schedule 4 to any previous Compliance Certificate, Schedule 5.14 to the Credit Agreement contains a complete and accurate statement of all deposit accounts or investment accounts maintained by Borrowers and Guarantors;

(g)except as noted on Schedule 5 attached hereto, or as the Borrower Representative may have notified Agent on any Schedule 5 to any previous Compliance Certificate, Schedule 3.19 to the Credit Agreement is true and correct in all material respects;

(h)except as noted on Schedule 6 attached hereto, or as the Borrower Representative may have notified Agent on any Schedule 6 to any previous Compliance Certificate, no Borrower or Guarantor has acquired, by purchase or otherwise, any Chattel Paper, Letter of Credit Rights, Instruments, Documents or Investment Property that is required to be disclosed pursuant to Section 9.2 of the Credit Agreement;

(i)except as noted on Schedule 7 attached hereto, or as the Borrower Representative may have notified Agent on any Schedule 7 to any previous Compliance Certificate, no Borrower or Guarantor is aware of any commercial tort claim that is required to be disclosed pursuant to Section 9.2 of the Credit Agreement;

(j)The aggregate amount of cash and Cash Equivalents held by Borrowers (on a consolidated basis) as of the date hereof is $[                ];

(k)the aggregate amount of cash and Cash Equivalents held by the Restricted Foreign Subsidiaries as of the date hereof is $                 (or the equivalent thereof in foreign currency).

(l)Net Revenue of Borrowers for the relevant Defined Period is equal to $[                ];

(m)Borrower Unrestricted Cash as of the date hereof is $[                ]; and

(n)Borrowers and Guarantor are [NOT] in compliance with the covenants contained in Article 6 of the Credit Agreement (and with respect to the covenant contained in Section 6.2, were in compliance with such covenant at all times during the period for which this Compliance Certificate pertains), and in any Guarantee constituting a part of the Financing Documents, as demonstrated by the calculation of such covenants below, except as set forth below; in determining such compliance, the following calculations have been made: [See attached worksheets]. Such calculations and the certifications contained therein are true, correct and complete.

The foregoing certifications and computations are made as of                     , 202     (end of month) and as of                     , 202    .

Sincerely,

AKOYA BIOSCIENCES, INC.

By:
Name:
Title: